Exhibit 99.1


           Cheniere Energy Launches Initial Public Offering of Cheniere Energy Partners, L.P.


    HOUSTON--(BUSINESS WIRE)--March 7, 2007--Cheniere Energy, Inc. (AMEX:LNG) ("Cheniere") announced today the commencement of an initial public offering of 12,500,000 common units of Cheniere Energy Partners, L.P. ("Cheniere Energy Partners"). This offering represents an approximate 7.6% interest in Cheniere Energy Partners. The offering is being made pursuant to a registration statement on Form S-1 filed with the Securities and Exchange Commission.

    Of the 12,500,000 common units being offered, Cheniere Energy Partners will offer approximately 5,223,703 units and Cheniere LNG Holdings, LLC, a wholly-owned subsidiary of Cheniere ("Holdings"), will offer approximately 7,276,297 units. Holdings will also grant the underwriters a 30-day option to purchase up to 1,875,000 additional common units.

    Cheniere Energy Partners has been authorized to list its common units on the American Stock Exchange under the symbol "CQP".

    Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC will act as joint book-running managers of the offering. In addition, RBC Capital Markets Corporation, Sanders Morris Harris Inc., Stifel, Nicolaus & Company, Incorporated, Howard Weil Incorporated, Pritchard Capital Partners LLC and FIG Partners, LLC Energy Capital Group will act as co-managers for this offering.

    A copy of the preliminary prospectus relating to this offering may be obtained from Citigroup Global Markets Inc., Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, N.Y. 11220 (tel.:
718-765-6732); Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 4th Floor, New York, New York 10080 (tel.:
212-449-1000); Credit Suisse Securities (USA) LLC, One Madison Avenue, New York, New York 10010 (tel.: 800-221-1037); or from any of the underwriters.

    A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor any offers to buy be accepted prior the time the registration statement becomes effective.

    This announcement does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

    About Cheniere Energy Partners, L.P.

    Cheniere Energy Partners, L.P. is a limited partnership recently formed by Cheniere Energy, Inc. Through a wholly-owned subsidiary, Cheniere Energy Partners will develop, own and operate the Sabine Pass LNG receiving terminal currently under construction in western Cameron Parish, Louisiana on the Sabine Pass Channel.

    This press release contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, statements regarding the business strategy, plans and objectives of Cheniere or Cheniere Energy Partners. Although Cheniere believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. The actual results for Cheniere or Cheniere Energy Partners could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including market conditions and other risks typically associated with securities offerings. In particular, the forward-looking statements of Cheniere or Cheniere Energy Partners are subject to the risks and uncertainties discussed in Cheniere's periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere does not assume a duty to update these forward-looking statements.


    CONTACT: Cheniere Energy, Inc., Houston
             Vice President Investor Relations
             David Castaneda, 713-265-0202
             or
             Manager Investor Relations
             Christina Cavarretta, 713-265-0208